UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2016

Tribute Pharmaceuticals Canada Inc.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-31198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

151 Steeles Avenue East, Milton, Ontario, Canada L9T 1Y1
(Address of principal executive offices) (Zip Code)

(905) 876-1118
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02   Termination of a Material Definitive Agreement.

In connection with the completion of the Transactions (as defined below), on February 5, 2016, all fees and other amounts outstanding under the Credit Agreement, dated as of August 8, 2013, among Tribute Pharmaceuticals Canada Inc., an Ontario, Canada corporation (“Tribute”), as borrower, and SWK Funding LLC (“SWK”), as agent and a lender, and the lenders party thereto (the “Original Credit Agreement”), as amended by the First Amendment to the Credit Agreement and Guarantee, dated as of October 1, 2014, among Tribute, as borrower, SWK, as agent and a lender, and the lenders party thereto (the “Amendment to Credit Agreement,” and together with the Original Credit Agreement, the “Credit Agreement”), were paid and the Credit Agreement was terminated.

In connection with Tribute’s repayment of the outstanding amounts under the Credit Agreement, certain security interests of the former lenders under the Credit Agreement were terminated, including, without limitation, security interests relating to (i) the Guarantee and Collateral Agreement, dated as of August 8, 2013, between Tribute, as grantor, and SWK, as agent, and (ii) the Intellectual Property Security Agreement, dated August 8, 2013, between Tribute, as borrower, and SWK, as collateral agent for the lenders party to the Credit Agreement. On February 8, 2016, SWK executed (i) a Release of Security Interest in Intellectual Property in favor of Tribute, Tribute Pharmaceuticals US Inc. and Tribute Pharmaceuticals International, Inc., relating to the termination of its security interest in Tribute’s intellectual property in the United States (the “U.S. Release”) and (ii) a Release of Security Interest in Canadian Intellectual Property in favor of Tribute, relating to the termination of its security interest in Tribute’s intellectual property in Canada (the “Canadian Release”).

Additionally, on February 5, 2016, all fees and other amounts outstanding in an aggregate amount of approximately Cdn$13,018,493 were repaid by Tribute to holders of certain secured subordinated debentures, which debentures were previously issued by Tribute in connection with its acquisition of Medical Futures Inc., a wholly-owned subsidiary of Tribute (the “Debentures”).  In connection with Tribute’s repayment of the Debentures, certain security interests of the former holders of the Debentures were terminated, including, without limitation, security interests granted under a general security agreement from Tribute.

The foregoing descriptions of the Original Credit Agreement, the Amendment to Credit Agreement, the U.S. Release and the Canadian Release do not purport to be complete and are qualified in their entirety by reference to the full text of the Original Credit Agreement, Amendment to Credit Agreement, the U.S. Release and the Canadian Release, which are filed as Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on August 14, 2013, Exhibit 10.1 to Tribute’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the SEC on November 10, 2014, Exhibit 10.3 to this Current Report on Form 8-K and Exhibit 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets.

As previously reported, on June 8, 2015, Tribute entered into an Agreement and Plan of Merger and Arrangement (the “Original Merger Agreement”) by and among POZEN Inc., a Delaware corporation (“Pozen”), Tribute, Aguono Limited (which was renamed Aralez Pharmaceuticals Limited and subsequently renamed Aralez Pharmaceuticals plc in connection with its re-registration as a public limited company under the laws of Ireland (“Aralez Ireland”)), Trafwell Limited (which was renamed Aralez Pharmaceuticals Holdings Limited), a private limited company incorporated in Ireland (“Holdings”), ARLZ US Acquisition Corp., a Delaware corporation, and ARLZ CA Acquisition Corp., a corporation incorporated under the laws of the Province of Ontario, Canada (“Can Merger Sub”), which was amended by Amendment No. 1 to Agreement and Plan of Merger and Arrangement, dated as of August 19, 2015 (“Amendment No. 1 to the Original Merger Agreement”), by and among Aralez Ireland, Pozen, Tribute, Holdings, ARLZ US Acquisition Corp., ARLZ US Acquisition II Corp., a Delaware corporation (“US Merger Sub”) and Can Merger Sub, and was further amended by Amendment No. 2 to Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015 (“Amendment No. 2 to the Original Merger Agreement” and, together with the Original Merger Agreement and Amendment No. 1 to the Original Merger Agreement, the “Merger Agreement”), by and among Aralez Pharmaceuticals Inc., a company formed under the laws of the Province of British Columbia, Canada (“Aralez”), Aralez Ireland, Pozen, Tribute, Holdings, US Merger Sub and Can Merger Sub, whereby, among other things, Aralez was added as a party in place of Aralez Ireland, which was removed as a party, to the Merger Agreement.

On February 5, 2016, pursuant to the Merger Agreement, (1) Can Merger Sub and Tribute amalgamated by way of a court approved plan of arrangement under Ontario law (the “Arrangement”), resulting in Tribute and Can Merger Sub continuing as one corporation (“Amalco”) and (2) US Merger Sub merged with and into Pozen, with Pozen as the surviving corporation in the merger (the “Merger” and, together with the Arrangement, the “Transactions”).  Following consummation of the Transactions, each of  Pozen and Amalco became wholly-owned subsidiaries of Aralez.

Pursuant to the Arrangement, Tribute shareholders received 0.1455 of a common share of Aralez, no par value per share (the “Aralez Shares”), in exchange for each Tribute common share, no par value per share (the “Tribute Shares”), held by such shareholders.  At the effective time of the Merger, each share of Pozen common stock, $0.001 par value per share (the “Pozen Common Stock”), was cancelled and automatically converted into the right to receive one Aralez Share.

Pursuant to Rule 12g-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), Aralez is the successor issuer to Pozen. The Aralez Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Aralez is subject to the informational and reporting requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Aralez Shares were approved for listing on The NASDAQ Global Market (“NASDAQ”), and began trading under the symbol “ARLZ” on February 8, 2016, and are conditionally approved for listing on the Toronto Stock Exchange under the symbol “ARZ” and will begin trading on or about February 10, 2016.

Prior to the Transactions, Pozen Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ, and Tribute Shares were listed on the TSX Venture Exchange (“TSXV”) in Canada. NASDAQ has filed with the United States Securities and Exchange Commission (the “SEC”) a Form 25 to terminate Pozen’s reporting obligations under Section 12(b) of the Exchange Act for the Pozen Common Stock.  Pozen will then file a Form 15 with the SEC to terminate its reporting obligations under Section 12(g) of the Exchange Act for the Pozen Common Stock and to suspend its reporting obligations under Section 15(d) of the Exchange Act for the Pozen Common Stock.  Tribute will file a Form 15 with the SEC to terminate its reporting obligations under Section 12(g) of the Exchange Act for the Tribute Shares and to suspend its reporting obligations under Section 15(d) of the Exchange Act for the Tribute Shares.

The foregoing description of the Merger Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the full text of the following, each incorporated herein by reference: the Original Merger Agreement filed as Exhibit 2.1 to Tribute’s Current Report on Form 8-K filed with the SEC on June 12, 2015, and Amendment No. 1 to the Original Merger Agreement and Amendment No. 2 to the Original Merger Agreement, filed as Exhibits 2.1 and 2.2, respectively, to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Certain unaudited pro forma consolidated financial statements and notes thereto of Aralez, after giving effect to the Transactions, are included as Appendix C to Tribute’s Management Information Circular for the special meeting of shareholders of Tribute dated January 5, 2016 (the “Information Circular”), which is filed as Exhibit 99.2 to Tribute’s Current Report on Form 8-K filed with the SEC on January 11, 2016, and is incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on December 7, 2015, Tribute entered into a Second Amended and Restated Debt Facility Agreement (the “Second Amended and Restated Facility Agreement”) by and among Aralez, Pozen, Tribute, Deerfield Private Design Fund III, L.P. (“Deerfield Private Design”), Deerfield International Master Fund, L.P. (“Deerfield International”), and Deerfield Partners, L.P. (“Deerfield Partners” and, together with Deerfield Private Design and Deerfield International, the “Lenders”). The Second Amended and Restated Facility Agreement amends and restates the Amended and Restated Debt Facility Agreement (the “Amended and Restated Facility Agreement”) dated as of October 29, 2015 by and among Pozen, Stamridge Limited, a private limited liability company incorporated under the laws of the Republic of Ireland (the “Former Borrower”), Tribute, Aralez Ireland, the Lenders and certain other lenders party thereto.

On February 5, 2016, pursuant to the Second Amended and Restated Facility Agreement, Tribute borrowed from the Lenders US$75 million in the form of 2.5% senior secured convertible promissory notes due six years from issuance and convertible into Tribute Shares at a conversion price equal to a 32.5% premium to the Equity Price (as defined below) (the “Convertible Notes”) issued and sold by Tribute to the Lenders, upon the terms and conditions of the Second Amended and Restated Facility Agreement. In connection with the Transactions, the obligations of Tribute under the Convertible Notes were assumed by Aralez, and the Convertible Notes were exchanged for convertible notes of Aralez (“Aralez Convertible Notes”). The Aralez Convertible Notes are secured by the assets of Aralez and its Subsidiaries (as defined in the Second Amended and Restated Facility Agreement). The Aralez Convertible Notes are convertible into Aralez Shares.

The Convertible Notes were issued by Tribute in reliance upon Section 4(a)(2) of the United States Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D under the Securities Act (“Regulation D”), solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D.

Additionally, pursuant to the Second Amended and Restated Facility Agreement, an aggregate principal amount of up to US$200 million with an interest rate of 12.5%, was available for Permitted Acquisitions (as defined in the Second Amended and Restated Facility Agreement), subject to draw down, in the form of secured promissory notes due six years from issuance, issued and sold by Tribute to the Lenders (the “Acquisition Notes”), evidencing the Acquisition Loans (as defined in the Second Amended and Restated Facility Agreement), upon the terms and conditions and subject to the limitations set forth in the Acquisition Notes, all subject to the terms and conditions of the Second Amended and Restated Facility Agreement. The Obligations of Tribute under the Second Amended and Restated Facility Agreement, as defined therein, were assigned to and assumed by Aralez following consummation of the Transactions.

Pursuant to the Second Amended and Restated Facility Agreement, repayment of the Convertible Notes and Acquisition Notes generally may be accelerated upon certain customary events of default, including, without limitation, the failure to pay principal or interest when due, failure to observe or perform certain covenants which remains uncured for a specified period after notice thereof, acceleration of certain other indebtedness, certain events of bankruptcy, and the Aralez Shares ceasing to be listed on the Principal Trading Markets (as defined in the Second Amended and Restated Facility Agreement) or the Aralez Shares ceasing to be registered under Section 12 of the Exchange Act, in each case subject to the terms and conditions of the Second Amended and Restated Facility Agreement.

The foregoing description of the Second Amended and Restated Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Facility Agreement, which is filed as Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015 and is incorporated herein by reference.  Capitalized terms used in this Item 2.03 without definition have the meanings given to such terms in the Second Amended and Restated Facility Agreement.

Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Items 1.02 and 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Tribute Shares were listed on the TSXV under the symbol “TRX” and quoted on the OTCQX International (“OTCQX”) under the symbol “TBUFF.” As part of the Transactions, each Tribute Share was exchanged for 0.1455 of an Aralez Share. Tribute has requested that the Tribute Shares be delisted from the TSXV and withdrawn from quotation on the OTCQX in connection with the closing of the Transactions on February 5, 2016.

Tribute intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Tribute Shares under the Exchange Act, and to suspend Tribute’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Additionally, Tribute intends to file the required notices and applications for it to cease to be a reporting issuer in all jurisdictions in Canada where it is currently a reporting issuer.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02    Unregistered Sales of Equity Securities.

Between October 1, 2015 and February 4, 2016, the last day prior to closing of the Transactions, Tribute issued 50,250  Tribute Shares pursuant to the exercise of warrants, for aggregate cash consideration of Cdn$45,225. Such Tribute Shares were issued to persons outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S under the Securities Act (“Regulation S”)) in reliance upon Regulation S.

Additionally, between October 1, 2015 and February 4, 2016, Tribute issued 55,000  Tribute Shares and 27,500  common share purchase warrants pursuant to the exercise of compensation options, for aggregate cash consideration of Cdn$38,500. Following closing of the Transactions, each common share purchase warrant is exercisable for 0.1455 of an Aralez Share at an exercise price of Cdn$0.90  until July 15, 2016. Such securities were or will be issued to persons outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S) in reliance upon Regulation S.

Additionally, between October 1, 2015 and February 4, 2016, Tribute issued 61,600 Tribute Shares (5,000 of which were subsequently cancelled) pursuant to the exercise of options, for aggregate cash consideration of Cdn$35,257, and 1,276,250 Tribute Shares upon cashless exercise of certain options. Such Tribute Shares were issued to persons in the “United States” and to “U.S. persons” (as such terms are defined in Regulation S) in reliance upon Rule 506(b) of Regulation D, solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D. Such securities were issued to persons outside the “United States” and not “U.S. persons” (as such terms are defined in Regulation S) in reliance upon Regulation S.

As previously reported, on December 7, 2015, Tribute entered into an Amended and Restated Share Subscription Agreement (the “Amended and Restated Subscription Agreement”) by and among Aralez, Aralez Ireland, Tribute, Pozen, QLT Inc., a corporation existing under the laws of the Province of British Columbia, Canada (“Purchaser”), and the following investors thereto: Deerfield Private Design; Deerfield International; Deerfield Partners; Broadfin Healthcare Master Fund, Ltd.; JW Partners, LP; and JW Opportunities Master Fund, Ltd. (each, an “Investor” and together, the “Investors”). The Amended and Restated Subscription Agreement amended and restated that certain share subscription agreement entered into on June 8, 2015 by and among Purchaser, Tribute, Pozen, Aralez Ireland and certain investors.

Pursuant to the Amended and Restated Subscription Agreement, immediately prior to the consummation of the Transactions, Tribute sold to Purchaser and the Investors US$75 million of Tribute Shares in a private placement at a purchase price per share equal to US$6.25  (the “Equity Price”). Such Tribute Shares were issued in reliance upon Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, solely to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D. Upon consummation of the Transactions, the Tribute Shares were exchanged for Aralez Shares. Pursuant to the Amended and Restated Subscription Agreement, Aralez filed with the SEC a registration statement to effect a registration of the resale of the Aralez Shares issued under the Amended and Restated Subscription Agreement and for certain other registration rights for each of Purchaser and the Investors under the Securities Act and the rules and regulations thereunder, and applicable state securities laws.

The foregoing description of the Amended and Restated Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Subscription Agreement, which is filed as Exhibit 10.3 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015 and is incorporated herein by reference.

           The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03    Material Modification to Rights of Security Holders.

In connection with the Transactions, holders of outstanding Tribute Shares, and convertible notes, warrants and stock options of Tribute, immediately prior to such time ceased to have any rights as security holders of Tribute (other than their right to receive securities of Aralez, or such other consideration as described in the Merger Agreement, in connection with the Transactions). The rights of holders of Aralez Shares, and other securities of Aralez, are governed by the Business Corporations Act (British Columbia) (the “BCBCA”), by Aralez’s Amended and Restated Articles and the various agreements setting out the terms and conditions of such securities.  The description of the Aralez Shares and the rights of shareholders under the BCBCA are contained in Appendix B “Comparison of Rights of Holders of Tribute Shares and Parent Shares and Description of Parent Shares” in Tribute’s Information Circular, which is filed as Exhibit 99.2 to Tribute’s Current Report on Form 8-K filed with the SEC on January 11, 2016, and is incorporated herein by reference.

The information set forth in Items 1.02, 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01    Changes in Control of Registrant.

In connection with the Transactions, a change in control of Tribute occurred and Tribute became a wholly-owned subsidiary of Aralez.

The information set forth in Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Certain Directors

In connection with the closing of the Transactions, on February 5, 2016, certain of the directors of Tribute resigned from their respective positions as directors of Tribute, including Arnold Tenney, John Kime, John Gregory, F. Martin Thrasher, Steven Goldman and Scott Langille. The following individuals were appointed or re-appointed, as applicable, as directors of Tribute on February 5, 2016: Robert Harris, Andrew I. Koven, Scott J. Charles and Eric L. Trachtenberg.

Rob Harris was appointed as a director of Aralez on February 5, 2016. Mr. Harris has served as a director of Tribute since December 1, 2011. Mr. Harris previously served as the Chief Executive Officer of Tribute from December 1, 2011 through February 4, 2016. Other than as disclosed in this Current Report on Form 8-K, Mr. Harris is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Scott J. Charles previously served as a director of Aralez from December 2, 2015 through February 5, 2016. Mr. Charles has served as the Chief Financial Officer and Treasurer of Aralez since December 2, 2015. Mr. Charles previously served as the Chief Financial Officer of Pozen from January 1, 2016 through February 5, 2016.  Mr. Charles was appointed as a director of Pozen on February 5, 2016. Other than as disclosed in this Current Report on Form 8-K, Mr. Charles is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Eric L. Trachtenberg has served as a Secretary of Aralez since December 2, 2015. Mr. Trachtenberg previously served as a director of Aralez from December 2, 2015 through February 5, 2016. Mr. Trachtenberg previously served as the General Counsel, Chief Compliance Officer and Secretary of Pozen from January 1, 2016 through February 5, 2016. On February 5, 2016, Mr. Trachtenberg was re-appointed as the Secretary, and appointed as a director, of Pozen. Other than as disclosed in this Current Report on Form 8-K, Mr. Trachtenberg is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Resignation and Appointment of Certain Officers

In connection with the closing of the Transactions, on February 5, 2016, certain of the executive officers of Tribute resigned from their respective positions as executive officers of Tribute, including Robert Harris, Tribute’s former President and Chief Executive Officer, and Scott Langille, Tribute’s former Chief Financial Officer.  The following individuals were appointed or re-appointed, as applicable, as officers of Tribute on February 5, 2016: Andrew I. Koven, President; and Janice Clarke, VP Finance & Administration, Treasurer and Secretary.

Appointment of Andrew I. Koven

On February 5, 2016, Tribute’s board of directors appointed Andrew I. Koven, age 58, as President and a director of Tribute.

Mr. Koven has previously served as the President and Chief Business Officer of Pozen from May 31, 2015 through February 5, 2016. Mr. Koven was appointed or re-appointed, as applicable, as the President and a director of Pozen on February 5, 2016. Mr. Koven previously served as the President and a director of Aralez from December 2, 2015 through February 5, 2016. Mr. Koven was appointed or re-appointed, as applicable, as the President and Chief Business Officer of Aralez on February 5, 2016. Prior to that, Mr. Koven served as Chief Administrative Officer and General Counsel of Auxilium Pharmaceuticals Inc., a specialty biopharmaceutical company, from February 2012 until January 2015, when it was acquired by Endo International plc. Prior to that, from September 2011 to November 2011, Mr. Koven served as President and Chief Administrative Officer and a member of the board of directors of Neurologix, Inc., a company focused on development of multiple innovative gene therapy development programs. Before Neurologix, Mr. Koven served as Executive Vice President and Chief Administrative and Legal Officer of Inspire Pharmaceuticals, Inc., a specialty pharmaceutical company, from July 2010 until May 2011 when it was acquired by Merck & Co., Inc. Previously, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Sepracor Inc., a specialty pharmaceutical company, from March 2007 until February 2010 when it was acquired by Dainippon Sumitomo Pharma Co., Ltd. Prior to joining Sepracor, Mr. Koven served as Executive Vice President, General Counsel and Corporate Secretary of Kos Pharmaceuticals, Inc., a specialty pharmaceutical company, from August 2003 until its acquisition by Abbott Laboratories in December 2006. Mr. Koven began his career in the pharmaceutical industry first as an Assistant General Counsel and then as Associate General Counsel at Warner-Lambert Company from 1993 to 2000, followed by his role as Senior Vice President and General Counsel at Lavipharm Corporation from 2000 to 2003. From 1986 to 1992, he was a corporate associate at Cahill, Gordon & Reindel in New York. From 1992 to 1993, he served as Counsel, Corporate and Investment Division, at The Equitable Life Assurance Society of the U.S.

Other than as disclosed in this Current Report on Form 8-K, Mr. Koven is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. As of the date hereof, an employment agreement has not been entered into relating to Mr. Koven’s appointment as President of Tribute.

Appointment of Janice Clarke

On February 5, 2016, Tribute’s board of directors appointed or re-appointed, as applicable, Janice Clarke, age 55, as of VP Finance & Administration, Treasurer and Secretary of Tribute.

Certain disclosure regarding Janice Clarke, including, without limitation, her family relationships, business experience and a description of her Amended and Restated Executive Employment Agreement dated as of January 1, 2015, is contained in Part III, Item 10 “Directors, Executive Officers and Corporate Governance” of Tribute’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed with the SEC on March 3, 2015, and such information is incorporated herein by reference.

Other than as disclosed in this Current Report on Form 8-K, Ms. Clarke is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2016, in connection with the consummation of the Transactions, Tribute filed Articles of Arrangement with the Director under the Business Corporations Act (Ontario) to give effect to the Arrangement.  The Articles of Arrangement of Tribute are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

d) Exhibits

Exhibit No.	Description
2.1+
Agreement and Plan of Merger and Arrangement, dated as of June 8, 2015, by and among Tribute, Aguono Limited, Holdings, ARLZ US Acquisition Corp., Can Merger Sub and Pozen (incorporated by reference Exhibit 2.1 to Tribute’s Current Report on Form 8-K filed with the SEC on June 12, 2015).

2.2
Amendment No. 1 to the Agreement and Plan of Merger and Arrangement, dated as of August 19, 2015, by and among Tribute, Aralez Ireland, Trafwell Limited, ARLZ US Acquisition Corp., Can Merger Sub, US Merger Sub and Pozen (incorporated by reference Exhibit 2.1 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

2.3+
Amendment No. 2 to the Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015, by and among Tribute, Aralez Ireland, Aralez, Holdings, US Merger Sub, Can Merger Sub and Pozen (incorporated by reference to Exhibit 2.2 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

3.1*	Articles of Arrangement of Tribute.
10.1#
Credit Agreement, dated as of August 8, 2013, among Tribute, SWK and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on August 14, 2013).

10.2#
First Amendment to Credit Agreement and Guarantee, dated as of October 1, 2014, among Tribute, SWK and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Tribute’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the SEC on November 10, 2014).

10.3*	Release of Security Interest in Intellectual Property, dated February 5, 2016, made by SWK in favor of Tribute, Tribute Pharmaceuticals US Inc. and Tribute Pharmaceuticals International, Inc.
10.4*	Release of Security Interest in Canadian Intellectual Property, dated February 5, 2016, made by SWK in favor of Tribute.
10.5+
Second Amended and Restated Debt Facility Agreement, dated as of December 7, 2015, by and among Aralez, Pozen, Tribute and the Lenders (incorporated by reference to Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

10.6
Amended and Restated Share Subscription Agreement, dated as of December 7, 2015, by and among Aralez, Aralez Ireland, Tribute, Pozen, Purchaser and the Investors (incorporated by reference to Exhibit 10.3 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

99.1
Tribute’s Management Information Circular for the special meeting of shareholders of Tribute dated January 5, 2016 (incorporated by reference to Exhibit 99.2 to Tribute’s Current Report on Form 8-K filed with the SEC on January 11, 2016).

*  Filed herewith.
+  Certain disclosure schedules have been omitted. Tribute hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
#  Certain confidential portions of the exhibit have been omitted and separately filed with the SEC pursuant to a confidential treatment order granted by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUTE PHARMACEUTICALS CANADA INC.

Date: February 10, 2016	By:	/s/ Janice Clarke
Name: Janice Clarke
Title: VP Finance & Administration, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1+
Agreement and Plan of Merger and Arrangement, dated as of June 8, 2015, by and among Tribute, Aguono Limited, Holdings, ARLZ US Acquisition Corp., Can Merger Sub and Pozen (incorporated by reference Exhibit 2.1 to Tribute’s Current Report on Form 8-K filed with the SEC on June 12, 2015).

2.2
Amendment No. 1 to the Agreement and Plan of Merger and Arrangement, dated as of August 19, 2015, by and among Tribute, Aralez Ireland, Trafwell Limited, ARLZ US Acquisition Corp., Can Merger Sub, US Merger Sub and Pozen (incorporated by reference Exhibit 2.1 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

2.3+
Amendment No. 2 to the Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015, by and among Tribute, Aralez Ireland, Aralez, Holdings, US Merger Sub, Can Merger Sub and Pozen (incorporated by reference to Exhibit 2.2 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

3.1*	Articles of Arrangement of Tribute.
10.1#
Credit Agreement, dated as of August 8, 2013, among Tribute, SWK and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on August 14, 2013).

10.2#
First Amendment to Credit Agreement and Guarantee, dated as of October 1, 2014, among Tribute, SWK and the lenders party thereto (incorporated by reference to Exhibit 10.1 to Tribute’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 filed with the SEC on November 10, 2014).

10.3*	Release of Security Interest in Intellectual Property, dated February 5, 2016, made by SWK in favor of Tribute, Tribute Pharmaceuticals US Inc. and Tribute Pharmaceuticals International, Inc.
10.4*	Release of Security Interest in Canadian Intellectual Property, dated February 5, 2016, made by SWK in favor of Tribute.
10.5+
Second Amended and Restated Debt Facility Agreement, dated as of December 7, 2015, by and among Aralez, Pozen, Tribute and the Lenders (incorporated by reference to Exhibit 10.1 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

10.6
Amended and Restated Share Subscription Agreement, dated as of December 7, 2015, by and among Aralez, Aralez Ireland, Tribute, Pozen, Purchaser and the Investors (incorporated by reference to Exhibit 10.3 to Tribute’s Current Report on Form 8-K filed with the SEC on December 8, 2015).

99.1
Tribute’s Management Information Circular for the special meeting of shareholders of Tribute dated January 5, 2016 (incorporated by reference to Exhibit 99.2 to Tribute’s Current Report on Form 8-K filed with the SEC on January 11, 2016).

* Filed herewith.
+ Certain disclosure schedules have been omitted. Tribute hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
# Certain confidential portions of the exhibit have been omitted and separately filed with the SEC pursuant to a confidential treatment order granted by the SEC.